UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 7, 2005

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State of other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

This presentation will be conducted at the Edison Electric Institute Financial Conference in Fort Lauderdale, Florida before an audience of electric industry analysts and industry professionals on Tuesday, November 8, 2005.

Central Vermont Public Service
Energizing Vermont for 75 Years
November 8, 2005
Presenters: Bob Young, Ed Ryan, Dale Rocheleau

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements intended to qualify for the safe-harbors from the liability established by the Private Securities Litigation Reform Act of 1995. Whenever used in this presentation, the words "estimate," "expect," "believe," or similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated businesses, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs. We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information
Ed Ryan
Acting Chief Financial Officer
  & Treasurer
(802) 747-5422
e-mail: eryan@cvps.com

Ann Warrell
Investor Relations Specialist
(802) 747-5697
e-mail: awarrel@cvps.com

Today's Agenda

  Exciting opportunities at Catamount Energy.
  Current financial position and key challenges.
  Improving regulatory relations.
  Improving financial position and increasing shareholder value.

New Partner in Catamount Energy

  Sale Highlights
  Controlling interest in Catamount sold to Diamond Castle on Oct. 12.
  Diamond Castle will invest $62.5 million over three years.
  Initial investment of $16 million made on Oct. 31.
  Diamond Castle has offered to buy CVPS's remaining interest in Catamount for $60 million before March 31, 2006.

New Partner in Catamount Energy

  Sale Benefits
  Doubles the size of Catamount to $120 million company.
  Provides Catamount with cash needed to capitalize on all available wind development opportunities.
  Provides same potential for Catamount to contribute to CVPS earnings as before transaction.

Plus

  $60 million 100% sale option creates additional opportunities.

Year-to-date Financial Highlights

Nine months ended September 30, 2005
Impact of March 29, 2005 Rate Order

2005 Continuing Operations

Nine months ended September 30, 2004
Gain on sale of CVEC assets
Gain & tax benefits from sale on non-wind projects
IRS Tax Settlement
Environment settlement and life insurance proceeds

2004 Continuing Operations

Variance

Key Variance Drivers

Revenues
Purchased Power
Transmission & distribution costs
Catamount
Other

$(0.01) $ 0.91 $ 0.90 $ 1.56 $(0.32) $(0.08) $(0.09) $(0.07) $ 1.00 $(0.10) $ 0.36 $(0.19) $(0.11) $(0.15) $(0.01)

CVPS Restoration Plan

  Executing proactive, strategic response to rate order and subsequent credit rating downgrades.
  Improve regulatory relations.
  Actions to bolster CVPS financial strength, improve cash flow and demonstrate credit-worthiness.

Regulatory Relations
Timeline Demonstrates Action, Progress

March 29
Rate case decision

April
Quarterly update with DPS commissioner and staff

June 9
Energy trade mission

June 10
S&P downgrades CVPS credit rating

June 16
Fitch downgrades CVPS credit rating

June 22
Rate case appeal filed with Vermont Supreme Court

June 29
First all-utility summit

July
Quarterly meeting with DPS commissioner and staff

July 19
DPS commissioner and staff visit CVPS

Sept. 16
All-utility follow-up meeting

Sept. 23
First winter heating summit

Oct.
Quarterly meeting with DPS commissioner and staff

Nov.
Southern Loop public involvement process begins

Nov. 2
Meetings with ISO-NE and DPS on winter preparedness

Jan.
Legislative workshop on power supply issues

Northeast Region Rate Comparison

  CVPS rates are improving compared to others in region.

Residential Electric Bill - 500 kWh
July 2005

Boston Ed. Conn L&P VT El Coop CVPS PSNH NIMO GMP WMECo US Avg.	Jan-04 66.09 64.04 70.12 70.08 62.99 64.80 67.00 57.74 46.83	Jul-04 66.09 60.51 70.12 70.08 66.79 64.21 67.00 56.38 50.00	Jan-05 75.61 71.05 70.12 70.08 69.19 67.24 67.00 57.54 49.21	Jul-05 77.02 75.37 70.12 68.01 73.29 64.76 68.27 65.22 52.25
Source: Edison Electric Institute Typical Bill and Average Rate Reports and Vermont Electric Coop Operating Expenses Per Customer
1998 1999 2000 2001 2002 2003 2004	CVPS $2,072 $2,743 $2,110 $1,848 $1,833 $1,897 $1,998	GMP $2,140 $2,894 $3,155 $3,094 $2,979 $3,008 $2,394	PSNH $2,268 $2,422 $2,769 $2,428 $2,100 $1,745 $1,853	Ottertail $1,553 $1,557 $1,767 $2,074 $2,044 $2,423 $1,731

Source: FERC Form 1

Corporate Benchmarking to Analyze Efficiency

Why benchmarking?

  Preliminary benchmarking analysis puts efficiency in context for CVPS and regulators.
  Provides foundation to determine future direction and improvement.

Pacific Economic Group

  Employs rigorous statistical method to create valid cost-efficiency comparisons.
  Develops comparisons across many utilities with focus on common functions.
  Model accounts for effects on results of multiple, non-controllable external business conditions and sets appropriate, individual benchmark.
  PEG's model and cost efficiency study comparing 70 utilities featured in the June 2005 issue of The Energy Journal.

CVPS Statistically Superior in Distribution Service

  Shows CVPS is better than benchmark by 15%.
  20% or fewer utilities achieve this status.

CVPS's Total Distribution Cost Compared to the U.S. Model Prediction
Preliminary Analysis

Year 1994 1995 1996 1997 1998 1999 2000 2001 2002	Percent Difference Between Actual vs. Predicted Cost -23.3%* -27.1%* -29.7%* -30.6%* -22.8%* -17.1% -22.0%* -27.5%* -27.6%*	t-statistic -1.432 -1.749 -1.919 -1.984 -1.480 -1.116 -1.435 -1.790 -1.796	p-value 0.076 0.040 0.028 0.024 0.070 0.132 0.076 0.037 0.037

Final Benchmarking Analysis Under Way

  PEG finalizing model study and determining results for CVPS.
  Will use final results to clarify successes and identify areas for improvement.
  Will use results to identify additional cost savings opportunities.
  Results can be used as the basis for discussions with regulators about appropriate performance measures and indications of success.

Rate Case Appeal Timing and Issues

  All briefs submitted to Vermont Supreme Court on Oct. 5.
  Oral argument likely to be scheduled before year end.
  Decision likely to occur in second quarter 2006.
  Outcome will clarify scope and timing of future rate case.

Restoration Plan Initiatives

March 29
Rate case decision

April
Quarterly update with DPS commissioner and staff

April
Budget cuts over $750,000

April
Suspended investments in Catamount Energy

June 9
Energy trade mission

June 10
S&P downgrades CVPS credit rating

June 16
Fitch downgrades CVPS credit rating

June 22
Rate case appeal filed with Vermont Supreme Court

June 29
First all-utility summit

July
Quarterly meeting with DPS commissioner and staff

July 19
DPS commissioner and staff visit CVPS

Sept. 16
All-utility follow-up meeting

Sept. 23
First winter heating summit

Oct.
Quarterly meeting with DPS commissioner and staff

Oct.
Reduced 2006 Capital Expenses $4.8 million

Oct.
$2.7 million budget cuts 2006

Oct. 12
Sold 51% interest in Catamount to Diamond Castle

Oct. 28
$25 million credit facility secured

Nov.
Southern Loop public involvement process begins

Nov. 2
Meetings with ISO-NE and DPS on winter preparedness

Jan.
Legislative workshop on power supply issues

2006
Officers' salaries reduce 5%

2006
CVPS Board of directors restructured and fees reduced 5-10%

Q2 2006
Evaluating timing of rate case

CVPS Capital Budget

Production Transmission and Distribution General Joint-Owned (Incl. fuel) Total Utility Capital	2005 Budget $ 2,205 13,583 2,268 1,417 $19,473	2006 Budget $ 550 12,317 730 1,054 $14,651	2007 Budget $ 1,605 19,194 2,215 914 $23,928

VELCO Equity Investment

  CVPS investment based on load share of 43%.
  Approximately 11.5% ROE.
  Total equity requirement of $139.4 million.
  CVPS expected total contribution of $43.9 million; $7 million contributed to date.

VELCO Investment Schedule

2004 2005 2006 2007 2008	$ 7,000,000 $ 6,102,310 $16,895,735 $11,827,014 $ 2,111,967
Catamount Equity Sources Total Shown Net of Transaction Costs
	Actual FY 2004	Actual FY 2005	Forecast FY 2006	Forecast FY 2007	Forecast FY 2008	Forecast FY 2009
Diamond Castle CVPS Cash from Catamount Operations	0 0 0	$13,770,000 $ 5,900,000 0	0 0 $12,372,598	$27,000,000 0 $24,509,837	$19,500,000 $ 5,500,000 $26,731,250	$ 7,500,000 $ 7,500,000 $36,140,162

CVPS Cash Flow & Cash Position

  $39 million cash reserves as of Sept. 30.
  Available short-term credit of $25 million.
  Collateral of $21.4 million currently posted.
  Sufficient liquidity to meet corporate needs into 2007.

CVPS Dividend & Earnings

  Current dividend payout 92 cents.
  Dividend reviewed by Board of Directors on a quarterly basis.
  Short-term goal to ensure earnings sufficient for payout of current dividend level.
      Restoration plan initiatives are designed to support this goal.
  Long-term goal to make dividend payout ratio consistent with other utilities.
  Reaffirm 2005 earnings guidance of $0.00 to - $0.10 per share of common stock.
      Projection based in part on receiving PSB approval for a Vermont Yankee replacement power accounting order.
  Specific earnings guidance for 2006 will be made at year-end earnings call.

Strategic Outlook

Addressing Key Challenges

1.    Improving core business stability.

  Improving financial strength through restoration plan initiatives.
  Improving regulatory relations.

2.    Increasing shareholder value through Catamount Energy wind business.

  New Catamount partnership allows company to pursue all opportunities.
  Company size doubled so earnings contribution potential is maintained.
  Evaluating $60 million offer from Diamond Castle.

3.    Investing in VELCO transmission upgrades.

  Construction and permitting approvals under way.
  CVPS continuing scheduled investments.

Why Invest in CVPS?

  Solid restoration plan in place and progress made toward improving financial strength.
  Regulatory relations are improving.
  Increasing shareholder value through Catamount Energy, investments in VELCO and core business.
  Paid quarterly dividend for 57 years and committed to continuing consistent track record.
  Stock is a value, trading below book value.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Edmund F. Ryan Acting Chief Financial Officer and Treasurer

November 7, 2005